EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Dea, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q/A of iTalk Inc. for the period ended February 28, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of iTalk Inc.

Date: May 16, 2013
                                            /s/ Richard Dea
                                            ------------------------------------
                                            Richard Dea
                                            Chief Financial Officer and Director
                                            (Principal Financial Officer and
                                            Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to iTalk Inc. and will be retained by iTalk Inc. and furnished to the Securities and Exchange Commission or its staff upon request.